Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Schedule of Deferred Income Tax

Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2018	2017

Net operating loss carryforward	$14,598	$17,490
Capital loss carryforward	871	918
Allowances and reserve	322	342

Total deferred tax assets before valuation allowance	15,791	18,750
Valuation allowance	(15,791)	(18,750)

Net deferred tax assets	$-	$-